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                                                                    EXHIBIT 10.2

                               EXCHANGE AGREEMENT


                  This Exchange Agreement (this "AGREEMENT") is made as of April 23, 1996, by and among John C. Diebel, as Trustee of the Diebel Living Trust u/d/t dated as of January 12, 1995, Steven G. Murdock, as Trustee of the Murdock 1986 Trust u/d/t dated as of October 23, 1986, Ron Ezra, an individual, Joseph
A. Gordon, Jr., an individual, (collectively, the "SHAREHOLDERS") and Meade Instruments Corp., a California corporation (the "COMPANY").

                                    RECITALS

         A. The Company is authorized to issue up to 15,000,000 shares of Series A Common Stock, no par value (the "SERIES A COMMON STOCK"). The Shareholders own 100% of the Company's outstanding Series A Common Stock.

         B. The Company is also authorized to issue up to 5,000,000 shares of Series B Common Stock, no par value, having the rights, preferences, privileges and restrictions set forth in the Company's Restated Articles of Incorporation, none of which has been issued by the Company (the "SERIES B COMMON STOCK").

         C. The parties desire to enter into this Agreement to effect the transfer of the Shareholders' shares of Series A Common Stock to the Company in exchange for shares of Series A Common Stock and Series B Common Stock.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                TERMS OF EXCHANGE

                  1.1 EXCHANGE OF SECURITIES. Each of the Shareholders hereby exchanges with the Company all of such Shareholder's shares of Series A Common Stock as is set forth on Schedule A attached hereto opposite such Shareholder's name under the heading "Number of Series A Shares To Be Contributed," solely in exchange for (i) the number of shares of Series A Common Stock as is set forth opposite such Shareholder's name under the heading "Number of Series A Shares To Be Received" and (ii) the number of shares of Series B Common Stock as is set forth opposite such Shareholder's name under the heading "Number of Series B Shares To Be Received."
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                  1.2 DELIVERY. Upon the execution of this Agreement, each
Shareholder shall deliver to the Company the share certificate representing the number of Series A Shares To Be Contributed, and the Company shall return two stock certificates to such Shareholder as follows: (i) one or more certificates representing the Number of Series A Shares To Be Received under the exchange provided in Section 2.1; and (ii) one or more certificates representing the Number of Series B Shares To Be Received under the exchange as provided in
Section 2.1.


                                    ARTICLE 2

               REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER

                  Each Shareholder hereby represents and warrants to, and agrees with, the Company as follows:

                  2.1 OWNERSHIP. The Shareholder is the sole record and beneficial owner of the number of shares of Series A Common Stock of the Company set forth opposite such Shareholder's name in Schedule A hereto under the heading "Number of Series A Shares To Be Contributed," and such shares are owned by such Shareholder free and clear of all liens, security interests, charges, claims or other encumbrances whatsoever. Except as provided in that certain Amended and Restated Stock Transfer and First Refusal Agreement ("Shareholder Agreement") dated as of January 31, 1995 by and between the Company and each of the Shareholders, the Shareholder represents and warrants that there are no outstanding warrants, calls, options, contracts or other agreements, commitments or understandings of any kind, whether oral or written, with respect to any of such Shareholder's shares. Each Shareholder hereby waives the applicability, in all respects, of the Shareholder Agreement to the transactions contemplated hereby.

                  2.2 AUTHORIZATION. The Shareholder has full power and authority to enter into this Agreement and to perform such Shareholder's obligations hereunder. When executed and delivered by the Shareholder, this Agreement will constitute the valid and legally binding obligation of such Shareholder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights.

                  2.3 NO CONFLICT. Except for the Shareholder Agreement (which each Shareholder waives any breach thereof resulting from the terms and conditions of this Agreement), the execution, delivery and performance of this Agreement by the Shareholder will not (a) conflict with or result in any violation of or constitute a default under any agreement, judgment, decree, order, law or regulation by which such Shareholder or any of such


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Shareholder's properties or assets is or may be bound, or (b) require any consent, approval, authorization, declaration, order or permit of, or filing, registration, qualification or designation with or notification to, any governmental or regulatory authority.

                  2.4 RESTRICTIONS ON TRANSFER. The Shareholder shall not sell or otherwise dispose of any shares of Series A Common Stock or Series B Common Stock received hereunder, except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations of the Securities and Exchange Commission ("Commission") promulgated thereunder, any similar securities laws of any state and the terms of this Agreement. The Shareholder acknowledges that the shares of Series A Common Stock and Series B Common Stock received hereunder will be subject to restrictions upon transfer imposed by applicable law and that the Company has no obligation to register or qualify such shares under the laws of any jurisdiction.

                  2.5 LEGEND ON CERTIFICATES. The Shareholder understands and acknowledges that each stock certificate of the Company evidencing Series A Common Stock or Series B Common Stock being transferred hereunder shall bear the following (or a substantially equivalent) legend on the face or reverse side thereof:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO SALE, GIFT, TRANSFER OR OTHER DISPOSITION THEREOF OR OF ANY INTEREST THEREIN SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH SECURITIES ARE (I) REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS, OR (II) EXEMPT FROM SUCH REGISTRATION."

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to, and agrees with, the Shareholders, as follows:

                  3.1 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

                  3.2 AUTHORIZATION. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. When executed and delivered by the Company, this Agreement will constitute the valid and legally binding obligation of the Company, enforceable


                                        3
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in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights.

                  3.3 NO CONFLICT. The execution, delivery and performance of this Agreement by the Company will not (a) require any consent, approval, authorization, declaration, order or permit of, or filing, registration, qualification or designation with or notification to, any governmental or regulatory authority, (b) conflict with or violate the Restated Articles of Incorporation or Bylaws of the Company, or any agreement of the Company, or (c) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or pursuant to which any property or asset of the Company is bound or affected.

                  3.4 VALID ISSUANCE OF THE SERIES A COMMON STOCK AND SERIES B COMMON STOCK. The shares of Series A Common Stock and Series B Common Stock to be transferred by the Company hereunder in exchange for the shares of the outstanding Series A Common Stock will, upon issuance pursuant to the terms hereof, be duly and validly issued, fully paid and nonassessable and will be free from any liens or encumbrances. The Series A Common Stock and Series B Common Stock, when issued and delivered pursuant to this Agreement, will be issued in compliance with federal and all applicable state securities laws.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

                  4.1 AMENDMENTS; WAIVERS. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party hereto may (i) waive any inaccuracy in the representations and warranties contained herein and (ii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  4.2 SUCCESSORS. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the parties hereto and their successors and permitted assigns.

                  4.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  4.4 FURTHER ASSURANCES. The Shareholders and the Company will execute and deliver all such further documents and instruments and take all such further actions as may be necessary to consummate the transactions contemplated hereby.


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
                  4.5 ENTIRE AGREEMENT. This Agreement, constitutes the entire agreement between the Shareholders and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Shareholders and the Company with respect to the subject matter hereof.

                  4.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.

                  4.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

                  4.8 ATTORNEYS' FEES. In the event of any controversy or litigation arising out of or in connection with this Agreement, the prevailing party in any such action or proceeding shall be entitled to recover from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees, in addition to any other relief to which it may be entitled.


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
                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                            MEADE INSTRUMENTS CORP.,
                            a California corporation



                            By:  /s/ STEVEN MURDOCK
                               -------------------------------------------


                            SHAREHOLDERS


                            /s/ JOHN C. DIEBEL
                            ----------------------------------------------
                            JOHN C. DIEBEL, as Trustee of the
                            Diebel Living Trust


                            /s/ STEVEN G. MURDOCK
                            ----------------------------------------------
                            STEVEN G. MURDOCK, as Trustee of
                            the Murdock 1986 Trust


                            /s/ RON EZRA
                            ----------------------------------------------
                            RON EZRA


                            /s/ JOSEPH A. GORDON, JR.
                            ----------------------------------------------
                            JOSEPH A. GORDON, JR.



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
                                   SCHEDULE A

                         Number of        Number of        Number of
                      Series A Shares   Series A Shares  Series B Shares
  Shareholder        To Be Contributed  To Be Received   To Be Received
Diebel Living Trust          510          1,311,394          765,000

Murdock 1986 Trust           305            784,265          457,500

Ron Ezra                     118            303,421          177,000

Joseph A. Gordon,
Jr.                           67            172,281          100,500
-----------------          -----         ----------       ----------

TOTAL                      1,000          2,571,361        1,500,000



                                      A-1